UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 2, 2017

SUNNYSIDE BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-55005	46-3001280
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

56 Main Street, Irvington, New York		10533
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (914) 591-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

Effective March 2, 2017, the Audit Committee of the Board of Directors of Sunnyside Bancorp, Inc. (the “Company”) approved the engagement of Fontanella Associates LLC CPA & Consulting Firm (“Fontanella Associates”) as the Company’s independent accounting firm for the year ended December 31, 2016. The engagement followed the approval of Fontanella Associates’ application for registration with the Public Company Accounting Oversight Board and the resignation of Fontanella & Babitts, the Company’s former independent accounting firm, in connection with the dissolution of their partnership.

During the years ended December 31, 2015 and 2014, and the subsequent interim period prior to the engagement of Fontanella Associates, the Company did not consult with Fontanella Associates regarding the application of accounting principles to a specific completed or proposed transaction or regarding the type of audit opinion that might be rendered by Fontanella Associates on the Company’s financial statements, Fontanella Associates did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue, and the Company did not consult with Fontanella Associates regarding any of the matters or events set forth in Item 304(a)(2)(ii) of Regulation S-K.

The reports of Fontanella & Babitts on the financial statements of the Company for the years ended December 31, 2015 and 2014 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for the years ended December 31, 2015 and 2014 and reviews of the Company’s financial statements through December 31, 2016, there were no disagreements with Fontanella & Babitts on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Fontanella & Babitts, would have caused them to make reference thereto in their reports, and there have been no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Fontanella & Babitts with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that Fontanella & Babitts furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter, dated March 2, 2017, is filed as Exhibit 16.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired. Not applicable.
(b)	Pro Forma Financial Information. Not applicable.
(c)	Shell Company Transactions. Not applicable.
(d)	Exhibits

Exhibit 16.1	Letter, dated March 2, 2017 from Fontanella & Babitts to the Securities and Exchange Commission, regarding change in certifying accountant of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Sunnyside Bancorp, Inc.

DATE: March 2, 2017	By:	/s/ Timothy D. Sullivan
Timothy D. Sullivan
President and Chief Executive Officer